ASSET MANAGEMENT FUND

                          SUPPLEMENT DATED JUNE 8, 2005
                        TO PROSPECTUS DATED MARCH 1, 2005


Effective August 10, 2005, the Adjustable Rate Mortgage (ARM) Fund (the "Fund") will change its name to the Ultra Short Mortgage Fund. As a result of the name change, all references in the prospectus to "Adjustable Rate Mortgage (ARM) Fund" are deleted and replaced with "Ultra Short Mortgage Fund." In addition, the first sentence of the second paragraph under "Principal Investment Strategies" on page 4 of the prospectus is deleted and replaced with the following:

                The Fund, under normal market conditions, invests primarily in mortgage-related investments.

These changes will not affect the Fund's investment objective or the risks associated with investing in the Fund. The risks associated with investing in the Fund are interest rate risk, market risk, prepayment risk, extension risk, management risk, credit risk, issuer risk and government agency risk.